Schedule of Investments Energy Infrastructure and Income Fund Inc.†^ (Unaudited) February 29, 2024

NUMBER OF SHARES		VALUE

Common Stocks 80.1%

Capital Markets 1.7%
36,000	CME Group Inc.	$ 7,932,600	(a)

Electric Utilities 1.8%
150,000	NextEra Energy Inc.	8,278,500	(a)

Independent Power and Renewable Electricity Producers 4.9%
480,000	Clearway Energy Inc.	10,464,000	(a)
440,000	NextEra Energy Partners LP	12,196,680	(a)
		22,660,680

Multi-Utilities 10.1%
860,000	CenterPoint Energy Inc.	23,650,000	(a)
320,000	Sempra Energy	22,592,000	(a)
		46,242,000

Oil, Gas & Consumable Fuels 61.6%
840,000	Antero Midstream Corp.	11,256,000	(a)
976,000	Antero Resources Corp.	25,083,200	(a)*
100,000	California Resources Corp.	5,217,000
121,000	Cheniere Energy Inc.	18,779,200	(a)
150,000	Civitas Resources Inc.	10,302,000	(a)
150,000	ConocoPhillips	16,881,000	(a)
200,000	DT Midstream Inc.	11,526,000
132,000	Exxon Mobil Corp.	13,796,640	(a)
516,000	Kinetik Holdings Inc.	18,225,120	(a)
600,000	New Fortress Energy Inc.	21,090,000	(a)
116,000	Occidental Petroleum Corp.	7,030,760	(a)
38,000	ONEOK Inc.	2,854,560	(a)
64,000	Pembina Pipeline Corp.	2,227,840
648,000	Targa Resources Corp.	63,659,520	(a)
350,000	Tourmaline Oil Corp.	15,839,811
1,100,000	Williams Cos Inc.	39,534,000	(a)
		283,302,651

Total Common Stocks (Cost $257,952,531)		368,416,431

NUMBER OF UNITS

Master Limited Partnerships and Limited Partnerships 40.1%

Hotels, Restaurants & Leisure 1.1%
125,000	Cedar Fair LP	5,097,500	(a)

Oil & Gas Storage & Transportation 39.0%
4,160,000	Energy Transfer LP	60,902,400	(a)
2,076,000	Enterprise Products Partners LP	56,986,200	(a)
132,000	MPLX LP	5,074,080	(a)
616,000	NuStar Energy LP	14,549,920	(a)
1,260,000	Western Midstream Partners LP	42,147,000	(a)*
		179,659,600

Total Master Limited Partnerships and Limited Partnerships (Cost $101,446,605)		184,757,100

NUMBER OF SHARES

Short-Term Investments 2.5%

Investment Companies 2.5%
11,408,791	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 5.24%(b) (Cost $11,408,791)	$ 11,408,791

Total Investments 122.7% (Cost $370,807,927)		564,582,322
Liabilities less other Assets (22.7)%		(104,511,699)
Net Assets Applicable to Common Stockholders 100.0%		$ 460,070,623

* Non-income producing security.
(a) All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b) Represents 7-day effective yield as of February 29, 2024.

Schedule of Investments Energy Infrastructure and Income Fund Inc.†^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's investments as of February 29, 2024:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$ 368,416,431	$ -	$ -	$ 368,416,431
Master Limited Partnerships and Limited Partnerships(a)	184,757,100	-	-	184,757,100
Short-Term Investments	-	11,408,791	-	11,408,791
Total Investments	$ 553,173,531	$ 11,408,791	$ -	$ 564,582,322

(a) The Schedule of Investments provides information on the industry or sector categorization.

^ A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

† Formerly Neuberger Berman MLP and Energy Income Fund Inc. through May 14, 2023.

February 29, 2024

Notes to Schedule of Investments Energy Infrastructure and Income Fund Inc. (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Energy Infrastructure and Income Fund Inc. (the “Fund”) (formerly, Neuberger Berman MLP and Energy Income Fund Inc.), are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. At times, Management may need to apply significant judgement to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and master limited partnerships and limited partnerships, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Directors designated Management as the Fund’s valuation designee. As the Fund’s valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.